 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A

________________

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

TG Venture Acquisition Corp.
(Name of Registrant as Specified In Its Charter)

________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 27, 2023 (October 25, 2023)

 TG Venture Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-41000	86-1985947
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1390 Market Street, Suite 200

San Francisco, CA 94102
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (628) 251-1369

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and one Redeemable Warrant	TGVC.U	Nasdaq Global Market
Class A Common Stock, par value $0.0001 per share	TGVC	Nasdaq Global Market
Warrants, each exercisable for one share Class A Common Stock for $11.50 per share	TGVC.W	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Non-Redemption Agreement

On October 27, 2023, TG Venture Acquisition Corp. (the “Company”) and its sponsor, Tsangs Group Holdings Limited (the “Sponsor”), entered into an agreement (the “Non-Redemption Agreement”) with Bulldog Investors, LLP (“Bulldog”) and Phillip Goldstein (together with Bulldog, the “Investors”), in connection with the Company’s special meeting of stockholders scheduled to be held on November 1, 2023 (the “Special Meeting”) at which proposals to approve an extension of time for the Company to consummate an initial business combination (the “Extension Proposals”) from November 5, 2023 until up to May 5, 2024 (the “Extension”) will be submitted to the stockholders. The Non-Redemption Agreement provides for, among other things, the Sponsor, or its designee, to pay up to an aggregate of $369,002 (the “Second Extension Non-Redemption Payment”) to the Investors in exchange for the Investors agreeing to hold and to not redeem certain shares of common stock of the Company held by them (the “Acquired Investor Shares”) if the Extension is approved and becomes effective. If the Sponsor or its designee fails to make the Second Extension Non-Redemption Payment under the Non-Redemption Agreement (subject to a two (2) day grace period) (such date, inclusive of the grace period, the “Liquidation Trigger Date”), then the Company will liquidate and dissolve as soon as practicable (and not later than three (3) days) after the Liquidation Trigger Date.

The Non-Redemption Agreement shall terminate on the earlier of (a) the failure of the Company’s stockholders to approve the Extension at the Special Meeting, (b) the fulfillment of all obligations of parties to the Non-Redemption Agreement, (c) the liquidation or dissolution of the Company, (d) the mutual written agreement of the parties, (e) if any Investor exercises its redemption rights with respect to any of the Acquired Investor Shares, whether in connection with the Special Meeting or otherwise, and such Acquired Investor Shares are actually redeemed in connection with the Special Meeting or otherwise, or (f) the Investors cease to own any of the Acquired Investor Shares.

Additionally, pursuant to the Non-Redemption Agreement, the Company has agreed that until the earlier of (a) the consummation of the Company’s initial business combination; (b) the liquidation of the trust account established in connection with the Company’s initial public offering (the “Trust Account”); and (c) 24 months from consummation of the Company’s initial public offering, the Company will maintain the investment of funds held in the Trust Account in interest-bearing United States government securities within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), having a maturity of 185 days or less, or in money market funds meeting the conditions of paragraphs (d)(1), (d)(2), (d)(3) and (d)(4) of Rule 2a-7 promulgated under the Investment Company Act, which invest only in direct U.S. government treasury obligations. The Company has also agreed that it will not use any amounts in the Trust Account, or the interest earned thereon, to pay (x) any excise tax that may be imposed on the Company pursuant to the Inflation Reduction Act (IRA) of 2022 (H.R. 5376) (the “Inflation Reduction Act”) due to any redemptions of shares of the Company’s Class A Common Stock (the “Public Shares”) at the Special Meeting, including in connection with a liquidation of the Company if it does not effect a business combination prior to its termination, or (y) any taxes or liquidating expenses of the Company, if any, if the Trust Account is liquidated.

In connection with the Non-Redemption Agreement, the Company paid ThinkEquity LLC an advisory fee of $40,000.

The foregoing summary of the Non-Redemption Agreement does not purport to be complete, and is qualified in its entirety by reference to, the Non-Redemption Agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.

Amendment to Advisory Agreement

On October 25, 2023, the Company entered into a second amendment to the Advisory Agreement with ThinkEquity LLC (“ThinkEquity”), dated December 23, 2022 (such amendment, the “Advisory Agreement Amendment”), pursuant to which the Company agreed to pay ThinkEquity a fee of $40,000 in connection with ThinkEquity providing advisory services to the Company in connection with the Non-Redemption Agreement.

The foregoing summary of the Advisory Agreement Amendment does not purport to be complete, and is qualified in its entirety by reference to, the Advisory Agreement Amendment attached hereto as Exhibit 10.2 and incorporated herein by reference.

Participants in the Solicitation

The Company and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the Special Meeting, the Extension Proposals and related matters. Information regarding the Company’s directors and executive officers is available in the Company’s annual report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 29, 2023, as amended. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests are contained in the Proxy Statement.

Non-Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information

The Company has filed the Proxy Statement with the SEC in connection with the Special Meeting to consider and vote upon the Extension Proposals and other matters and, beginning on or about October 12, 2023, mailed the Proxy Statement and other relevant documents to its stockholders as of the October 10, 2023 record date for the Special Meeting. The Company’s stockholders and other interested persons are advised to read the Proxy Statement and any other relevant documents that have been or will be filed with the SEC in connection with the Company’s solicitation of proxies for the Special Meeting because these documents contain important information about the Company, the Extension Proposals, and related matters. Stockholders may also obtain a free copy of the Proxy Statement, as well as other relevant documents that have been or will be filed with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: TG Venture Acquisition Corp., 1390 Market Street, Suite 200, San Francisco, CA 94102, or to: Okapi Partners LLC, Attention: Chuck Garske / Christian Jacques, (212) 297-0720, or info@okapipartners.com.

Forward-Looking Statements

This Current Report on Form 8-K (this “Form 8-K”) includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding the Company’s investment of the funds in the Trust Account and agreement not to use such funds for payment of (i) any excise tax that may be imposed on the Company pursuant to the Inflation Reduction Act due to any redemptions of Public Shares at the Special Meeting or (ii) any taxes or liquidating expenses of the Company, the estimated per share redemption price and related matters, as well as all other statements other than statements of historical fact included in this Form 8-K are forward-looking statements. When used in this Form 8-K, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to the Company or its management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions many of which are beyond the control of the Company, including those set forth in the “Risk Factors” section of the Company’s Annual Report on Form 10-K, subsequent quarterly reports on Form 10-Q and initial public offering prospectus. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Non-Redemption Agreement, dated as of October 27, 2023, by and among TG Venture Acquisition Corp., Tsangs Group Holdings Limited, Bulldog Investors, LLP and Phillip Goldstein.
10.2	Amendment No. 2 to Advisory Agreement, dated as of October 25, 2023, by and between TG Venture Acquisition Corp. and ThinkEquity LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TG Venture Acquisition Corp.

By:	/s/ Pui Lan Patrick Tsang
Name:	Pui Lan Patrick Tsang
Chief Executive Officer and Director

Dated: October 27, 2023